National Commerce Corporation

Investor Presentation

May 2018

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- the susceptibility of our small- to medium-sized business and entrepreneurial customers to downturns in the economy, which could impair their ability to repay their loans;
- a failure to effectively execute our growth strategy as a result of insufficient capital, competitive factors, changes in banking laws, or lack of ability to control costs;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in tax laws, monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- changes in demands for new home purchases or mortgage loan refinancings, which could impact our mortgage operations;
- continued or increased competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating the operations of entities that we may acquire, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent and future acquisitions;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- the potential impact of fraud on asset-based lending and factoring products and services;
- an inability to adequately measure and limit the credit risk associated with our loan portfolio;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of our subsidiary bank to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industry that negatively impact our factoring business, which is concentrated in such industry;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- changes in laws and regulatory requirements, which could impose additional restrictions and costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers resulting from cybersecurity breaches or otherwise, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings; and
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; and
- potential increases in our allowance for loan losses as a result of changes to accounting standards, which could adversely impact our results of operations.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in our most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.
- Neither the U.S. Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry, and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties as the other forward-looking statements in this presentation.
- This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States ("non-GAAP financial measures"), including tangible common equity, efficiency ratio, tangible book value per share, and tangible common equity to tangible assets. NCOM presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and therefore may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Overview of National Commerce Corporation

Company Overview

- Headquartered in Birmingham, Alabama
- Operates in attractive metro markets in Alabama, Florida and Georgia
- Management team with experience running $8.5 billion bank holding company
- Total Assets of $3.9 billion (1)



Decatur
Huntsville
Atlanta
Birmingham
Tuscaloosa
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach
National Bank of Commerce Branch (31)
Loan Production Office (3)
Premier Community Bank of Florida Branch (4)
Landmark Bancshares, Inc. Branch (3)

Financial Highlights

Balance Sheet ($mm)		
Assets	$3,114	
Loans (2)	2,481	
Deposits	2,552	
Tangible Common Equity	331	
Market Information		
Stock Price (4/25/18)	$44.55	
Market Cap ($mm)	$767.6	
Asset Quality		
NPAs / Loans + OREO	0.18	%
NCOs / Average Loans	0.08	
Reserves / Nonacquired & Non-CBI Loans	1.00	
Profitability		
ROAA	1.18	%
FTE Net Interest Margin	4.80	
Capital Ratios		
TCE / TA	11.26	%
Leverage Ratio	10.91	
CET1 Ratio	12.93	
Tier 1 Capital Ratio	12.93	
Total Capital Ratio	14.56	

Financial data as of or for the three months ended 3/31/18
(1) Pro forma for pending acquisitions of Premier Community Bank of Florida and Landmark Bancshares, Inc.
(2) Includes total gross loans held for investment

NCOM Management History

- Management formerly ran Alabama National BanCorporation, growing it from a troubled $0.4 billion bank to an $8.5 billion company from 1991-2007.
- Sold ANB to Royal Bank of Canada for $1.6 billion in February 2008.
- Total shareowner return of 698.0% for ANB as public company under NCOM management (FYE 1995 to February 2008).
- Averaged ~6.5 bp net charge-offs during the 1996-2007 period as a public company.
- Acquired control of Red Mountain Bank in October 2010, changing name to National Bank of Commerce. RMB was a $0.3 billion troubled institution.

Our Team

Executive Leadership



John H. Holcomb, III
Executive Chairman

- 39 years of commercial banking experience in current markets
- Former Chairman and CEO of Alabama National and National Commerce Corp.
- Former Vice Chairman of RBC Bank (USA)



Richard Murray, IV
President and Chief Executive Officer

- 32 years of commercial banking experience in current markets
- Former President and COO of Alabama National and National Commerce Corp.
- Former President of Alabama and Florida markets for RBC Bank (USA)



William E. Matthews, V
Vice Chairman and Chief Financial Officer

- 27 years of commercial banking and finance experience
- Former CFO of Alabama National
- Former CFO of RBC Bank (USA)

- Executive management team began working together in the early 1990s (1)
- ~14% insider ownership among Management and Board of Directors

Executive Management

- Executive Chairman
- President / CEO
- Vice Chairman / CFO

Market Presidents / Business Unit Heads (7 of 11)

- Atlanta
- Birmingham
- Huntsville
- Central/East Central Florida
- Baldwin County
- Lee County
- Vero Beach
- Tampa
- Jacksonville
- Corporate Billing
- Mortgage

Other Significant Employees

- EVP, Bank Operations
- EVP, Chief Risk Management Officer
- SVP, Chief Accounting Officer
- EVP, Senior Lender
- SVP, Chief Technology Officer
- SVP, Human Resources Director

Board of Directors (8 of 15) (2)

Former ANB Employee or Director (3)

NATIONAL COMMERCE CORPORATION

(1) Executive management team began working together for a previous institution, which ultimately became known as Alabama National BanCorporation
(2) Includes 3 members who are part of executive management team
(3) Includes former employees and directors of Alabama National BanCorporation or one of its subsidiaries

Philosophies Critical to Our Success

- Managers should think from an owner's perspective
- Creation of long-term shareowner value is our primary focus
- Superior credit quality and risk management practices and a strong and effective control environment will increase shareowner value
- Achieve strong growth through our operating structure, our teams and the markets that we serve
- A distributed decision-making process is superior to a centralized one
- A culture of candor encourages collective accountability and collaboration
- We strive to instill a leadership culture with an appropriate sense of humility

History of NCOM's Growth

Historical Highlights

2009
OCC placed Red Mountain Bank under formal agreement

October 2010
Current management raised $58 million and acquired 67.5% ownership; concurrently entered 3 new markets

2012
OCC formal agreement lifted
Changed core operating system

2014
De novo expansion into Vero Beach, FL
Acquired a 70% interest in Corporate Billing
Acquired United Legacy Bank

March 2015
Initial public offering of 1.96 million shares at $19.50

October 2015
Completed acquisition of Reunion Bank of Florida

March 2016
Opened LPO in Atlanta, GA

May 2016
$25 million subordinated debt offering

January 2017
Completed acquisition of Private Bancshares, Inc.

June 2017
Completed $41 million common equity offering

August 2017
Completed acquisition of Patriot Bank

January 2018
Completed acquisition of FirstAtlantic Financial Holdings, Inc.

March 2018
Announced acquisition of Premier Community Bank of Florida

April 2018
Announced acquisition of Landmark Bancshares, Inc.

December 31, 2010	March 31, 2018
Assets: $375 million	Assets: $3.1 billion
5 Branches	31 Branches
	3 Loan Production Offices


Huntsville
Birmingham
Auburn
Mobile
Huntsville
Birmingham
Atlanta
Auburn
Mobile
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Orange highlighting denotes counties entered with current management team

NCOM's Acquisition of Premier Community Bank of Florida

Acquiror:

National Commerce Corporation - Birmingham, AL (Nasdaq: NCOM)

Assets:	$3.2 billion
Gross Loans:	2.5
Deposits:	2.7
Market Cap:	0.8
Branches:	31

Acquiree:

Premier Community Bank of Florida - Bradenton, FL ("Premier")

Assets:	$201 million
Gross Loans:	152
Deposits:	162
Branches:	4

Transaction Information:

Date Announced:	3/20/18
Consideration Structure:	95% stock / 5% cash
Aggregate Deal Value: (1)(2)	$52.0 million
Stock Consideration Exchange Ratio:	0.4218 x
Cash Consideration per Share:	$0.93
Implied Price per Share: (2)	$20.40

Deal Multiples:

Price / Tangible Book Value:	189 %
Price / LTM Net Income (Incl. Cost Savings):	NM

Transaction Highlights:

- Under the terms of the agreement, NCOM will acquire Premier for an estimated total transaction value of approximately $52.0 million
- Each share of Premier common stock will receive 0.4218 of a share of NCOM common stock and $0.93 in cash, equal to a 95% stock / 5% cash consideration mix
- Pro forma for the transaction, the company will have greater than $3.4 billion in total assets and 35 offices throughout Alabama, Florida and Georgia
- As a result of the transaction, NCOM will expand its presence in the attractive and growing Sarasota-Bradenton MSA
- NCOM expects EPS accretion within the first year and minimal tangible book value dilution, earned back within one year
- The transaction is expected to close in the third quarter of 2018 and is subject to customary conditions, including both regulatory approvals and Premier shareholder approval
- KBW served as financial advisor to NCOM on the transaction



NCOM
Premier

Source: SNL Financial and Company documents
Note: NM denotes a figure greater than 35.0x
Financial data as of 12/31/17; pricing data as of 3/19/18; NCOM pro forma for recent acquisition of FirstAtlantic Financial Holdings, Inc.
(1) Based on 2,435,800 Premier shares outstanding as of 12/31/17 and 219,717 Premier in-the-money options with a weighted average strike price of $10.13, to be rolled into NCOM options at close
(2) Blended price based on NCOM stock price of $46.15 as of 3/19/18, a fixed exchange ratio of 0.4218x and a cash payment of $0.93 per share

NCOM's Acquisition of Landmark Bancshares, Inc.

Acquiror:

National Commerce Corporation - Birmingham, AL (Nasdaq: NCOM)

NATIONAL COMMERCE CORPORATION

Assets:	$3.3 billion
Gross Loans:	2.6
Deposits:	2.7
Market Cap:	0.8
Branches:	35

Acquiree:

Landmark Bancshares, Inc. ("Landmark")

FIRST LANDMARK BANK

Assets:	$571 million
Gross Loans:	471
Deposits:	455
Branches:	3

Transaction Information:

Date Announced:	4/24/18
Consideration Structure:	95% stock / 5% cash
Aggregate Deal Value: (1)(2)	$115.2 million
Stock Consideration Exchange Ratio:	0.5961 x
Cash Consideration per Share:	$1.33
Implied Price per Share: (2)	$28.15

Deal Multiples:

Price / Tangible Book Value:	212 %
Price / LTM Adj. EPS (Incl. Cost Savings):	12.3 x

Transaction Highlights:

- Under the terms of the agreement, NCOM will acquire Landmark for an estimated total transaction value of approximately $115.2 million
- Each share of Landmark common stock will receive 0.5961 of a share of NCOM common stock and $1.33 in cash, equal to a 95% stock / 5% cash consideration mix
- Pro forma for the transaction, the company will have $3.9 billion in total assets and 38 offices throughout Alabama, Florida and Georgia
- The acquisition complements NCOM's acquisition of Private Bancshares, Inc. in Atlanta; NCOM also has an existing loan production office located in the Atlanta MSA
- NCOM expects low single digit EPS accretion with cost savings fully realized, and ~2.5% initial tangible book value dilution, earned back in approximately 2.5 years
- The transaction is expected to close in the third quarter of 2018 and is subject to customary conditions, including both regulatory approvals and Landmark shareholder approval



NCOM
Premier
Landmark

Source: SNL Financial and Company documents

Financial data as of 3/31/18; pricing data as of 4/23/18; NCOM pro forma for recent acquisition of Premier Community Bank of Florida

(1) Based on 3,900,832 common shares outstanding and 323,635 First Landmark options with a weighted average strike price of $11.54 per share.

(2) Blended per share price based on NCOM's stock price of $45.00 as of 4/23/18, based on 0.5961 of a share of NCOM stock and a cash payment of $1.33 per share.

Markets of Operation

Market Highlights

- Birmingham
  - Top 10 city for banking in the US
  - University of Alabama at Birmingham ranked #18 nationally in funding from the NIH
  - Growing hub for global trade
- Huntsville
  - Forbes' #1 city for engineers
  - Redstone Arsenal
  - HudsonAlpha Institute
- Orlando
  - Unemployment below the national level since 2013
  - #2 fastest growing metropolitan cities, according to Forbes
- Atlanta
  - Home to 13 Fortune 500 and 24 Fortune 1000 headquarters
  - Forbes #9 Best Places for Business and Careers
- Jacksonville
  - Forbes Top 50 Places for Business and Careers and Top 50 Places for Job Growth
  - More than 10 colleges and universities and 1.5 million residents
- Tampa
  - Forbes Top 50 Places for Business and Careers and Top 50 Places for Job Growth

Major Industries

Healthcare Services

Military / Defense

Automotive and Manufacturing

'18 – '23 Projected Population Growth (%)



United States: 3.5%
1.5%
4.3%
8.2%
6.9%
6.0%
6.9%
6.7%
6.5%
6.9%
1.4%
6.7%
5.0%
Birmingham-Hoover, Al
Huntsville, AL
Orlando-Kissimmee-Sanford, FL
Daphne-Fairhope-Foley, AL
Auburn-Opelika, AL
Sebastian-Vero Beach, FL
Tampa, FL
Atlanta, GA
Jacksonville, FL
Alabama
Florida
Georgia

Unemployment Rate



United States: 4.1%
3.8%
3.7%
3.4%
4.1%
3.8%
4.4%
3.6%
4.2%
5.0%
3.6%
3.9%
4.4%
Birmingham-Hoover, Al
Huntsville, AL
Orlando-Kissimmee-Sanford, FL
Daphne-Fairhope-Foley, AL
Auburn-Opelika, AL
Sebastian-Vero Beach, FL
Tampa, FL
Atlanta, GA
Jacksonville, FL
Alabama
Florida
Georgia

NATIONAL COMMERCE CORPORATION

Source: SNL Financial, Birmingham Business Alliance, Bureau of Labor Statistics, FRED, KPMG, U.S. Census Bureau and Forbes.com, Atlantaga.gov
Unemployment data as of 2/28/18
Demographic information as of 6/30/17

Strong Growth in Existing Markets

Huntsville, AL MSA

Total Deposits	$273.3 million
NCOM's Y-o-Y Deposit Growth	1.3%

Daphne-Fairhope-Foley, AL MSA (Baldwin County)

Total Deposits	$152.2 million
NCOM's Y-o-Y Deposit Growth	14.0%

Birmingham-Hoover, AL MSA

Total Deposits	$591.4 million
NCOM's Y-o-Y Deposit Growth	10.8%

Atlanta-Sandy Springs-Roswell, GA MSA

Total Deposits	$288.0 million
NCOM's Y-o-Y Deposit Growth	(8.4%)

Auburn-Opelika, AL MSA

Total Deposits	$94.7 million
NCOM's Y-o-Y Deposit Growth	(23.5%)

Jacksonville, FL MSA (St. Augustine)

Total Deposits	$466.5 million
NCOM's Y-o-Y Deposit Growth	229.4%

Deltona-Daytona Beach-Ormond Beach, FL MSA

Total Deposits	$127.0 million
NCOM's Y-o-Y Deposit Growth	(7.7%)

Orlando-Kissimmee-Sanford, FL MSA

Total Deposits	$336.9 million
NCOM's Y-o-Y Deposit Growth	(0.3%)

Sebastian-Vero Beach, FL MSA

Total Deposits	$107.8 million
NCOM's Y-o-Y Deposit Growth	22.6%

Tampa-St. Petersburg-Clearwater, FL MSA

Total Deposits	$113.8 million



Deposits by Market


Huntsville 11%
Baldwin County 6%
Auburn 4%
Vero Beach 4%
Jacksonville 18%
Daytona Beach 5%
Tampa 5%
Atlanta 11%
Birmingham 23%
Orlando 13%

Data as of 3/31/18

Balance Sheet Growth

Assets



$3,200
$2,400
$1,600
$800
$0
34% CAGR
$375
$426
$693
$792
$1,138
$1,763
$1,951
$2,738
$3,114
2010
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Deposits



$2,800
$2,100
$1,400
$700
$0
36% CAGR
$271
$325
$580
$678
$971
$1,514
$1,668
$2,286
$2,552
2010
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Loans (1)



$2,800
$2,100
$1,400
$700
$0
41% CAGR
$210
$300
$441
$582
$889
$1,319
$1,485
$2,138
$2,481
2010
2011
2012
2013
2014
2015
2016
2017
Q1 '18

NATIONAL COMMERCE CORPORATION

Dollars in millions

Data as of 12/31 for each year; Q1 '18 data as of 3/31/18

(1) Includes total gross loans held for investment

Deposit Composition

Core Deposit Growth (1)



0.93%
0.58%
0.38%
0.35%
0.39%
0.40%
0.43%
0.47%
$282
$462
$556
$839
$1,284
$1,459
$2,074
$2,308
2011
2012
2013
2014
2015
2016
2017
Q1 '18
Core Deposits
Cost of Deposits

Deposit Composition



Demand Deposits $711 28%
NOW $520 20%
Money Market & Savings $954 37%
Retail Time Deposits $123 5%
Jumbo Time Deposits $243 10%

- High focus on customer service and relationships to attract and retain deposits
- 90% of deposits are core deposits (1)

NATIONAL COMMERCE CORPORATION

Dollars in millions
Data as of or for the twelve months ended 12/31 each year; Q1 '18 data as of or for the three months ended 3/31/18
(1) Core deposits defined as total deposits less jumbo time deposits greater than $100,000

Loan Portfolio

Loan Composition

2011


Consumer and other $6 2%
Multifamily $22 7%
Non Owner Occupied CRE $67 22%
Owner Occupied CRE $36 12%
C&I $42 14%
C&D $46 16%
1-4 Family $81 27%

Q1 '18


Consumer and other $69 3%
Multifamily $75 3%
Non Owner Occupied CRE $611 25%
Owner Occupied CRE $450 18%
C&I $290 12%
Factored Receivables $136 5%
C&D $257 10%
1-4 Family $592 24%

NATIONAL COMMERCE CORPORATION

Dollars in millions
Data as of 12/31/11 and 3/31/18, respectively

Asset Quality

Credit culture is the fundamental backbone to our success



Nonacquired NPAs by Type
90 Days Past Due - Accruing
OREO
Nonaccruals
$2.6
$0.9
$1.7
$0.3
$0.1
$0.2
$4.2
$0.8
$3.4
$3.1
$0.2
$0.8
$2.3
$4.3
$0.3
$3.9
$0.2
$2.7
$0.6
$2.1
$0.1
$0.8
$0.7
$0.1
$1.1
$0.7
$0.4
2011
2012
2013
2014
2015
2016
2017
Q1 '18
Non-acquired NPAs / Non-acquired Loans + OREO
0.88%
0.08%
0.72%
0.51%
0.49%
0.25%
0.05%
0.07%



NCOs / Average Loans
0.45%
0.13%
0.19%
0.05%
0.11%
0.07%
0.05%
0.08%
2011
2012
2013
2014
2015
2016
2017
Q1'18

- We operate under the idea that problem credits should be recognized early, with any likely losses recognized promptly.
- Nonacquired, nonperforming assets declined from $13.4 million as of December 31, 2010 to $1.1 million as of March 31, 2018.
- Aggregate nonperforming assets as of 3/31/18 were $4.5 million.
  - $3.4 million are acquired

Dollars in millions

Residential Mortgage Division

- Mortgage division started by former ANB colleague, who started ANB mortgage business in 1990. He and several other employees in this division have worked in their respective markets since the early 1990s.
- Merger with Private Bancshares added Atlanta team and leadership.
- Our volume is consistently more purchase-weighted than industry trends due to our realtor-driven business model.

Total Production



$600
$450
$300
$150
$0
$73
$212
$247
$207
$282
$323
$508
$460
2011
2012
2013
2014
2015
2016
2017
Q1 '18 (Ann.)

Purchase vs. Refinance (% of Total Production)



Refinance 26.6%
Purchase 73.4%
2016
Refinance 27.8%
Purchase 72.2%
Q1 '18

Dollars in millions
Data as of or for the twelve months ended 12/31 for each year; Q1 '18 data as of or for the three months ended 3/31/18; Q1 '18 total production shown on an annualized basis

Factoring Business

History

- Acquired 70% equity interest on August 29, 2014
- Transaction-based finance company engaged in factoring, invoicing, collection and accounts receivable management services
- CBI began as a division of ANB's largest subsidiary in 1995
  - Current CBI CEO and minority owner, Skip Thompson, was previously president of ANB's largest subsidiary bank

Recourse
Transportation Industry

Non-recourse
Automotive Dealer and Distributor Industry; Credit Insured Transportation Receivables

Total Purchased Volume



$482
$516
$613
$745
$719
$706
$1,031
$1,132
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Net Charge-offs / Total Purchased Volume (%)



0.05%
0.05%
0.09%
0.04%
0.06%
0.13%
0.11%
0.14%
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Average Discount Rate (%)



1.70%
1.70%
1.62%
1.66%
1.70%
1.69%
1.53%
1.64%
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Average Turn Dates (Days)



36.9
39.6
36.5
38.2
39.2
38.6
39.7
42.3
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Dollars in millions
Financial metrics represent CBI's performance for each of the years ended 12/31; Q1 '18 data for the three months ended 3/31/18, shown on an annualized basis, where applicable

Profitability Performance

ROAA (%) [1]


0.14%
0.38%
0.60%
0.66%
0.72%
1.00%
0.81%
1.18%
2011
2012
2013
2014
2015
2016
2017 [2]
Q1 '18

FTE Net Interest Margin (%)


3.49%
3.16%
3.27%
3.76%
4.13%
4.15%
4.44%
4.80%
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Non-Interest Income / Average Assets (%)


0.60%
0.85%
0.79%
0.62%
0.64%
0.78%
0.81%
0.62%
2011
2012
2013
2014
2015
2016
2017
Q1 '18

ROATCE (%)


0.66%
2.43%
4.61%
6.07%
6.96%
10.32%
8.14%
10.32%
2011
2012
2013
2014
2015
2016
2017 [2]
Q1 '18

NATIONAL COMMERCE CORPORATION

Source: SNL Financial

Data as of or for the twelve months ended 12/31 for each year; Q1 '18 data as of or for the three months ended 3/31/18

(1) ROAA calculated as net income to common shareholders divided by average assets

(2) 2017 ROAA and 2017 ROATCE inclusive of $6.2mm DTA write-down in Q4 '17, reducing 2017 ROAA by 0.25% and 2017 ROATCE by 2.53%

Diluted Earnings Per Share



Diluted EPS
$0.60
$0.45
$0.30
$0.15
$0.00
$0.25
$0.24
$0.26
$0.28
$0.34
$0.39
$0.43
$0.44
$0.45
$0.48
$0.46
$0.07
$0.52
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17 (1)
Q1 '18
March 2015 IPO and share issuance
June 2017 launched equity offering / share issuance

Data for the three months ended each respective quarter

(1) Inclusive of $6.2mm DTA write-down, reducing Q4 '17 diluted EPS by $0.41 and FYE 2017 diluted EPS by $0.44

Positioned for Rising Interest Rates



Change in Net Interest Income
3.1%
6.1%
9.2%
12.2%
Up 100 bps
Up 200 bps
Up 300 bps
Up 400 bps

Assumptions

- Based on an immediate and parallel shift in interest rates for next twelve months
- Static balance sheet

Capital Ratios



Capital Ratios
16.00%
12.00%
8.00%
4.00%
0.00%
8.86%
10.91%
11.06%
12.93%
11.06%
12.93%
13.07%
14.56%
9.11%
11.26%
Leverage Ratio
CET1 Ratio
Tier 1 Ratio
Total Capital Ratio
TCE / TA
Q1 '17
Q1 '18

Data as of 3/31/17 and 3/31/18, respectively

Investment Summary

- Long-term shareowner value is our primary focus
- Experienced management team with ties to local markets
- Concentration in attractive metro markets
- Asset quality focus and proven credit culture
- Proven ability to find successful M&A partners
- Organic and acquisitive growth opportunities still exist

Appendix

Historical Financial Highlights

	Three Months Ended					Twelve Months Ended	
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Statement of Income Data							
Interest income	$36,320	$30,224	$28,202	$26,466	$24,899	$109,791	$74,563
Interest expense	3,420	2,824	2,561	2,513	2,469	10,367	7,381
Net interest income	32,900	27,400	25,641	23,953	22,430	99,424	67,182
Provision for loan losses	1,318	1,478	1,105	1,155	156	3,894	3,248
Gain (loss) on sale of securities	191	(119)	-	28	-	(91)	–
Other noninterest income [(1)]	4,793	4,984	4,630	5,072	5,440	20,126	13,956
Merger related expenses	2,396	1,172	417	344	387	2,320	467
Other noninterest expense [(2)]	21,855	18,078	17,654	17,393	18,074	71,199	48,612
Income before income taxes	12,315	11,537	11,095	10,161	9,253	42,046	28,811
Income tax expense	2,776	3,890	3,828	3,281	2,841	13,840	9,394
Deferred tax asset write-down	-	6,231	-	-	-	6,231	–
Total income tax expense	2,776	10,121	3,828	3,281	2,841	20,071	9,394
Net income before minority interest	9,539	1,416	7,267	6,880	6,412	21,975	19,417
Net income attributable to minority interest	456	413	570	431	493	1,907	1,564
Net income to common shareholders	9,083	1,003	6,697	6,449	5,919	20,068	17,853
Balance Sheet							
Cash and cash equivalents	$132,826	$235,288	$134,549	$224,760	$318,730	$235,288	$217,293
Securities available for sale	169,868	111,396	111,158	101,869	98,390	111,396	99,709
Loans available for sale	21,077	29,191	15,278	19,482	19,517	29,191	15,373
Acquired purchased credit impaired loans	29,359	25,696	26,924	21,065	22,465	25,696	11,975
Acquired non-purchased credit impaired loans	783,556	538,276	561,118	490,198	539,056	538,276	313,399
Nonacquired loans held for investment [(3)]	1,531,475	1,455,376	1,349,254	1,252,970	1,153,897	1,455,376	1,076,209
CBI loans (factoring receivables)	136,194	118,710	119,110	114,361	99,317	118,710	83,901
Total gross loans held for investment	2,480,584	2,138,058	2,056,406	1,878,594	1,814,735	2,138,058	1,485,484
Allowance for loan losses	15,839	14,985	14,264	13,407	12,565	14,985	12,113
Total intangibles	174,225	117,849	119,688	103,270	103,519	117,849	52,803
Total assets	3,113,766	2,737,676	2,549,134	2,418,052	2,445,149	2,737,676	1,950,784
Total deposits	2,551,517	2,285,831	2,097,373	2,004,528	2,080,307	2,285,831	1,667,710
Borrowings	7,000	7,000	7,941	7,000	7,000	7,000	7,000
Subordinated debt	24,567	24,553	24,540	24,527	24,513	24,553	24,500
Total liabilities	2,608,040	2,337,718	2,150,541	2,054,792	2,127,727	2,337,718	1,713,740
Minority interest	7,391	7,348	7,504	7,366	7,427	7,348	7,309
Common equity	172	148	148	141	129	148	109
Total shareholders' equity	505,726	399,958	398,593	363,260	317,422	399,958	237,044
Tangible common equity	331,044	281,695	278,335	259,558	213,410	281,695	183,866

NATIONAL COMMERCE CORPORATION

Dollars in thousands
(1) Excludes securities gains (losses)
(2) Excludes merger-related expenses
(3) Excludes CBI loans

Historical Financial Highlights (Cont.)

	Three Months Ended					Twelve Months Ended	
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Selected Performance Ratios							
ROAA (1)	1.18 %	0.15 %	1.08 %	1.06 %	1.00 %	0.81 %	1.00 %
ROAE	7.35	0.99	7.06	7.86	7.67	5.65	7.89
ROATCE	11.27	1.41	9.94	11.49	11.45	8.14	10.32
Net interest margin (FTE)	4.80	4.63	4.58	4.34	4.18	4.44	4.15
Efficiency ratio	64.34	59.44	59.70	61.11	66.24	61.50	60.49
Operating efficiency ratio (2)	57.98	55.82	58.32	59.92	64.85	59.56	59.91
Noninterest income / average assets	0.62	0.76	0.75	0.83	0.92	0.81	0.78
Noninterest expense / average assets	3.16	2.92	2.92	2.91	3.11	2.96	2.76
Yield on loans	5.66	5.45	5.45	5.38	5.29	5.40	5.06
Cost of deposits	0.47	0.43	0.41	0.40	0.40	0.41	0.40
Per Share Outstanding Data							
Net earnings per share	$0.53	$0.07	$0.47	$0.49	$0.46	$1.45	$1.64
Diluted net earnings per share	0.52	0.07	0.46	0.48	0.45	1.41	1.61
Common shares outstanding at period end	17,229,043	14,788,436	14,777,230	14,070,528	12,948,778	14,788,436	10,934,541
Weighted average diluted shares outstanding	17,612,298	15,173,984	14,679,546	13,551,745	13,283,075	14,193,433	11,093,987
Book value per share	$29.35	$27.05	$26.97	$25.82	$24.51	$27.05	$21.68
Tangible book value per share	19.21	19.05	18.84	18.45	16.48	19.05	16.82
Nonperforming Assets							
Nonacquired							
Nonaccrual loans	$367	$82	$70	$50	$68	$82	$69
Restructured loans	–	–	–	–	–	–	–
OREO	–	–	$150	–	1,849	–	2,068
Loans Past Due 90 days or more	723	677	1,690	1,172	538	677	581
Total nonacquired nonperforming assets	1,090	759	1,910	1,222	2,455	759	2,718
Acquired							
Nonaccrual loans	$2,412	$2,640	$2,625	$2,827	$2,949	$2,640	$2,768
Restructured loans	–	–	–	–	–	–	–
OREO	999	1,094	1,021	–	–	1,094	–
Loans Past Due 90 days or more	–	–	–	–	–	–	–
Total acquired nonperforming assets	3,411	3,734	3,646	2,827	2,949	3,734	2,768

NATIONAL COMMERCE CORPORATION

Dollars in thousands, except per share data
(1) Net income to common shareholders / average assets
(2) Excludes merger-related expenses

Historical Financial Highlights (Cont.)

	Three Months Ended					Twelve Months Ended	
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Asset Quality Ratios							
Nonperforming assets / Assets	0.14 %	0.16 %	0.22 %	0.17 %	0.22 %	0.16 %	0.28 %
Nonperforming assets / Loans + OREO + repossessed assets	0.18	0.21	0.27	0.22	0.30	0.21	0.37
Nonacquired nonperforming assets / Nonacquired loans + nonacquired OREO	0.07	0.05	0.14	0.10	0.21	0.05	0.25
Net charge-offs (recoveries) to average loans (annualized)	0.08	0.14	0.05	0.07	(0.07)	0.05	0.07
Allowance for loan losses to total loans	0.64	0.70	0.69	0.71	0.69	0.70	0.82
Allowance for loan losses / nonacquired nonaccrual loans + nonacquired loans past due 90 days or more and still accruing	1,453.12	1,974.31	810.45	1,097.14	2,073.43	1,974.31	1,863.54
Total allowance for loan losses	15,839	14,985	14,264	13,407	12,565	14,985	12,113
Less: Allowance for loan losses attributable to CBI (factoring receivables)	600	600	500	500	500	600	500
Adjusted allowance for loan losses at end of period	15,239	14,385	13,764	12,907	12,065	14,385	11,613
Nonacquired loans held for investment	1,531,475	1,455,376	1,349,254	1,252,970	1,153,897	1,455,376	1,076,209
Capital Ratios (at period end)							
Tier 1 leverage ratio	10.91 %	10.89 %	11.42 %	10.69 %	8.86 %	10.89 %	9.57 %
Common equity Tier 1 capital ratio	12.93	12.31	12.78	13.17	11.06	12.31	11.46
Tier 1 capital to risk-weighted assets	12.93	12.31	12.78	13.17	11.06	12.31	11.46
Total capital to risk-weighted assets	14.56	14.10	14.64	15.18	13.07	14.10	13.90
Equity / Assets	16.24	14.61	15.64	15.02	12.98	14.61	12.15
Tangible common equity / Tangible assets	11.26	10.75	11.46	11.21	9.11	10.75	9.69
Composition of Loans Held for Investment							
Owner-occupied commercial real estate	$450,276	$378,525	$385,565	$308,904	$299,498	$378,525	$254,099
Non-owner occupied commercial real estate	610,661	509,764	476,126	443,222	429,072	509,764	352,677
Commercial and industrial loans	289,907	258,577	241,068	204,441	195,206	258,577	150,268
Factored commercial receivables	136,194	118,710	119,110	114,361	99,317	118,710	83,901
Construction, land development, and other land loans	257,303	231,030	218,655	235,733	234,861	231,030	155,813
1-4 family	592,392	508,935	490,557	464,878	446,412	508,935	387,342
Multifamily	68,647	60,054	59,779	48,588	50,624	60,054	47,060
Consumer and other	75,204	72,463	65,546	58,467	59,745	72,463	54,324
Deposit Composition							
Demand	$711,278	$697,144	$621,916	$608,280	$617,851	$697,144	$429,030
NOW	520,208	362,266	322,273	322,020	345,602	362,266	262,261
Money market and savings	953,692	951,846	863,421	810,941	820,206	951,846	703,289
Retail time	123,188	63,221	68,246	61,544	64,688	63,221	64,073
Jumbo time	243,151	211,354	221,517	201,743	231,960	211,354	209,057
Mortgage Metrics							
Total production	$114,850	$120,969	$122,656	$133,063	$130,875	$507,563	$322,909
Refinance	27.80 %	22.06 %	23.59 %	23.98 %	27.38 %	24.16 %	35.32 %
Purchases	72.20	77.94	76.41	76.02	72.62	75.84	74.68

Dollars in thousands

Non-GAAP Reconciliation

	Three Months Ended					Twelve Months Ended	
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2017	December 31, 2016
Total shareholders' equity	$505,726	$399,958	$398,593	$363,260	$317,422	$399,958	$237,044
Less: intangible assets	174,225	117,849	119,688	103,270	103,519	117,849	52,803
Less: minority interest not included in intangible assets	457	414	570	432	493	414	375
Tangible Common Equity	$331,044	$281,695	$278,335	$259,558	$213,410	$281,695	$183,866
Common shares outstanding at year or period end	17,229,043	14,788,436	14,777,230	14,070,528	12,948,778	14,788,436	10,934,541
Tangible Book Value Per Share	$19.21	$19.05	$18.84	$18.45	$16.48	$19.05	$16.82
Total assets	$3,113,766	$2,737,676	$2,549,134	$2,418,052	$2,445,149	$2,737,676	$1,950,784
Less: intangible assets	174,225	117,849	119,688	103,270	103,519	117,849	52,803
Adjusted total assets	2,939,541	2,619,827	2,429,446	2,314,782	2,341,630	2,619,827	1,897,981
Tangible Common Equity to Tangible Assets	11.26 %	10.75 %	11.46 %	11.21 %	9.11 %	10.75 %	9.69 %
Total average shareholders' equity	$500,901	$402,317	$376,129	$328,886	$312,971	$355,378	$226,351
Less: Average intangible assets	173,766	119,415	108,553	103,403	103,004	108,638	53,136
Less: Average minority interest not included in intangible assets	326	357	356	318	295	332	264
Average tangible common equity	326,809	282,545	267,220	225,165	209,672	246,408	172,951
Net income to common shareholders	9,083	1,003	6,697	6,449	5,919	20,068	17,853
Return on Average Tangible Common Equity (ROATCE)	11.27 %	1.41 %	9.94 %	11.49 %	11.45 %	8.14 %	10.32 %
Net interest income	$32,900	$27,400	$25,641	$23,953	$22,430	$99,424	$67,182
Total noninterest income	4,984	4,865	4,630	5,100	5,440	20,035	13,956
Less: gain (loss) on sale of securities	191	(119)	–	28	–	(91)	–
Adjusted operating revenue	37,693	32,384	30,271	29,025	27,870	119,550	81,138
Total noninterest expenses	24,251	19,250	18,071	17,737	18,461	73,519	49,079
Efficiency Ratio	64.34 %	59.44 %	59.70 %	61.11 %	66.24 %	61.50 %	60.49 %
Net interest income	$32,900	$27,400	$25,641	$23,953	$22,430	$99,424	$67,182
Total noninterest income	4,984	4,865	4,630	5,100	5,440	20,035	13,956
Less: gain (loss) on sale of securities	191	(119)	–	28	–	(91)	–
Adjusted operating revenue	37,693	32,384	30,271	29,025	27,870	119,550	81,138
Total noninterest expenses	24,251	19,250	18,071	17,737	18,461	73,519	49,079
Less: merger expenses	2,396	1,172	417	344	387	2,320	467
Adjusted noninterest expenses	21,855	18,078	17,654	17,393	18,074	71,199	48,612
Operating Efficiency Ratio	57.98 %	55.82 %	58.32 %	59.92 %	64.85 %	59.56 %	59.91 %

Dollars in thousands